EX-99.16.a

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Nomura ETF Trust II, hereby constitute and appoint Marty Wolin, Aaron Buser and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Nomura ETF Trust II’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 12th day of August, 2026.

/s/ Shawn K. Lytle
Shawn K. Lytle

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Nomura ETF Trust II, hereby constitute and appoint Shawn K. Lytle, Marty Wolin, Aaron Buser and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Nomura ETF Trust II’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 12th day of August, 2026.

/s/ Jerome D. Abernathy
Jerome D. Abernathy

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Nomura ETF Trust II, hereby constitute and appoint Shawn K. Lytle, Marty Wolin, Aaron Buser and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Nomura ETF Trust II’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 12th day of August, 2026.

/s/ Ann D. Borowiec
Ann D. Borowiec

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Nomura ETF Trust II, hereby constitute and appoint Shawn K. Lytle, Marty Wolin, Aaron Buser and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Nomura ETF Trust II’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 12th day of August, 2026.

/s/ Joseph W. Chow
Joseph W. Chow

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Nomura ETF Trust II, hereby constitute and appoint Shawn K. Lytle, Marty Wolin, Aaron Buser and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Nomura ETF Trust II’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 12th day of August, 2026.

/s/ John A. Fry
John A. Fry

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Nomura ETF Trust II, hereby constitute and appoint Shawn K. Lytle, Marty Wolin, Aaron Buser and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Nomura ETF Trust II’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 12th day of August, 2026.

/s/ Joseph Harroz, Jr.
Joseph Harroz, Jr.

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Nomura ETF Trust II, hereby constitute and appoint Shawn K. Lytle, Marty Wolin, Aaron Buser and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Nomura ETF Trust II’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 12th day of August, 2026.

/s/ Sandra A.J. Lawrence
Sandra A.J. Lawrence

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Nomura ETF Trust II, hereby constitute and appoint Shawn K. Lytle, Marty Wolin, Aaron Buser and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Nomura ETF Trust II’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 12th day of August, 2026.

/s/ Frances A. Sevilla-Sacasa
Frances A. Sevilla-Sacasa

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Nomura ETF Trust II, hereby constitute and appoint Shawn K. Lytle, Marty Wolin, Aaron Buser and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Nomura ETF Trust II’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 12th day of August, 2026.

/s/ Brian A. Swain
Brian A. Swain

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Nomura ETF Trust II, hereby constitute and appoint Shawn K. Lytle, Marty Wolin, Aaron Buser and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Nomura ETF Trust II’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 12th day of August, 2026.

/s/ Thomas K. Whitford
Thomas K. Whitford

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Nomura ETF Trust II, hereby constitute and appoint Shawn K. Lytle, Marty Wolin, Aaron Buser and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Nomura ETF Trust II’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 12th day of August, 2026.

/s/ Christianna Wood
Christianna Wood

EXHIBIT A

ACQUIRED FUND	ACQUIRING FUND
Nomura Diversified Income Fund, a series of Delaware Group Adviser Funds	Nomura Diversified Income ETF, a series of Nomura ETF Trust II
Nomura Limited-Term Diversified Income Fund, a series of Delaware Group Limited-Term Government Funds	Nomura Limited-Term Diversified Income ETF, a series of Nomura ETF Trust II
Nomura Tax-Free California Fund, a series of Voyageur Mutual Funds	Nomura Tax-Free California ETF, a series of Nomura ETF Trust II